Related party disclosures	12 Months Ended
Dec. 31, 2025
Related Party Disclosures
Related party disclosures

28.	Related party disclosures

Compensation of key management

Key management includes the Company’s Directors, Chief Executive Officer, Chief Financial Officer, Managing Director of GmbH, Managing Director of Edmonton, and Chief Scientific Officer. Compensation awarded to key management is summarized as follows:

	December 31,
	2025	2024	2023
	$	$	$
Salaries and short-term benefits	2,437	1,587	1,344
Post-retirement benefits	28	20	-
Stock-based compensation	-	411	121
	2,465	2,018	1,465

Most of the employment agreements entered into between the Company and its executive officers include termination provisions, whereby the executive officers would be entitled to receive benefits that would be payable if the Company were to terminate the executive officers’ employment without cause or if their employment is terminated following a change of control. Separation benefits generally are calculated based on an agreed-upon multiple of applicable base salary and incentive compensation and, in certain cases, other benefit amounts.

During the year ended December 31, 2025, the Company made payments for research and development expenditures to Angiogenesis Foundation, for which a former Director of the Company is the CEO of the Foundation, of $nil (2024 - $50 and 2023 - $201). These transactions are in the normal course of operations and are measured at the amount of consideration established and agreed to by the related parties.